This is filed pursuant to Rule 497(e).

Alliance Bernstein New Europe Fund
Files Nos. 33-37848 and 811-06028.

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[LOGO] AllianceBernstein(SM)
Investment Research and Management

                                         ALLIANCEBERNSTEIN NEW EUROPE FUND, INC.

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Supplement dated May 16, 2005 to the Prospectuses dated November 1, 2004 (as amended May 13, 2005) of AllianceBernstein New Europe Fund ("New Europe") offering shares of the Fund. You should read this Supplement in conjunction with the Prospectus.

On February 9, 2005, the Board of Directors of New Europe approved a proposal to reorganize New Europe into AllianceBernstein International Research Growth Fund ("IRG"). New Europe will seek shareholder approval of the reorganization. This proposal is contingent upon IRG's shareholders approving the change to its investment objective. If New Europe's shareholders approve the proposal relating to its reorganization, all of New Europe's assets will be transferred to IRG, and shareholders of New Europe will receive shares of IRG in exchange for their shares.

New Europe mailed shareholders of record on March 15, 2005 information detailing the proposal relating to its reorganization and requesting them to vote on the proposal at a meeting of shareholders scheduled for May 17, 2005. If approved at the meeting, the reorganization is proposed to take place shortly thereafter.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

You should retain this Supplement with your Prospectus for future reference.

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(SM) This mark is used under license from the owner, AllianceBernstein
Investment Research and Management, Inc.

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